UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2015 (May 19, 2015)

Akorn, Inc.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300

Lake Forest, Illinois 60045

(Address of principal executive offices)

(847) 279-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On May 19, 2015, Akorn, Inc. (the “Company” or “Akorn”) entered into (i) an ABL Consent Memorandum (the “ABL Consent”) in connection with its senior secured revolving credit facility made pursuant to that certain Credit Agreement, dated as of April 17, 2014, by and among the Company, as borrower, the other loan parties party thereto, Bank of America, N.A., Wells Fargo Bank, National Association, and JPMorgan Chase Bank, N.A., as lenders (the “ABL Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (as amended from time to time, the “ABL Credit Agreement”) and (ii) a Term Loan Consent Memorandum (the “Term Loan Consent”, and together with the ABL Consent, the “Consents”) relating to its senior secured term loan facility made pursuant to that certain Loan Agreement, dated as of April 17, 2014, by and among the Company, as borrower, the other loan parties party thereto, the lenders party thereto from time to time (the “Term Lenders” and, together with the ABL Lenders, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (as amended from time to time, the “Term Loan Agreement”).

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2015, the Company intends to restate its consolidated financial statements for the fiscal year ended December 31, 2014, and the fiscal quarters ended June 30, 2014, and September 30, 2014 (collectively, the “Restated Financial Statements”). As described in greater detail below, the Consents provide consents from the requisite Term Lenders under the Term Loan Agreement and the requisite ABL Lenders under the ABL Credit Agreement with respect to, among other things, certain defaults or events of default that may have occurred or may occur as a result of (i) the anticipated restatements (the “Restatements”) and (ii) certain delays in the Company’s delivery of financial statements to the Lenders and/or the filing of Quarterly Reports on Form 10-Q, in each case as a result of the Restatements.

ABL Consent

Pursuant to the ABL Consent, the requisite ABL Lenders under the ABL Credit Agreement have agreed to waive certain past, present or future Defaults and Events of Default (each as defined in the ABL Credit Agreement) that may have occurred or may occur, in each case, resulting from, among other things, (i) any of the Company’s financial statements that are the subject of the Restatements being incorrect, (ii) the Restatements, (iii) the failure to file certain Quarterly Reports on Form 10-Q by the applicable deadlines established by the SEC, (iv) the failure to deliver certain financial statements by the applicable deadlines set forth in the ABL Credit Agreement or otherwise or (v) the failure to deliver notice to the ABL Lenders of any of the foregoing.

The ABL Consent requires the Company to provide to the ABL Lenders (a) the Restated Financial Statements and condensed consolidated financial statements for the quarter ended March 31, 2015 (the “Q1 Financials”) by November 13, 2015, (b) condensed consolidated financial statements for the quarter ended June 30, 2015 (the “Q2 Financials”) and condensed consolidated financial statements for the quarter ended September 30, 2015 (the “Q3 Financials”), in each case by the later of the applicable deadline specified in the ABL Credit Agreement (without giving effect to the ABL Consent) and 30 days following the delivery of the prior quarter’s financial statements, and (c) internally prepared provisional drafts of the Q1 Financials and Q2 Financials by May 29, 2015 and August 31, 2015, respectively, on a confidential basis. The consents provided by the ABL Lenders pursuant to the ABL Consent shall cease to be effective and an immediate event of default shall be deemed to have occurred if the Company fails to meet any of foregoing deadlines.

The Company has agreed to pay certain fees to the ABL Lenders party to the ABL Consent. Additionally, if the Company fails to deliver the Restated Financial Statements and the Q1 Financials by August 14, 2015, certain additional fees become payable to the ABL Lenders on such date.

The ABL Consent also provides the Company with additional flexibility to incur certain additional indebtedness in the future.

The foregoing summary description of the ABL Consent is qualified in its entirety by reference to the full text of the ABL Consent, which is attached as Exhibit 10.1 and incorporated by reference herein.

Term Loan Consent

Pursuant to the Term Loan Consent, the requisite Term Lenders under the Term Loan Agreement have agreed to waive certain past, present or future Defaults and Events of Default (each as defined in the Term Loan Agreement) that may have occurred or may occur, in each case, resulting from, among other things, (i) any of the Company’s financial statements that are the subject of the Restatements being incorrect, (ii) the Restatements, (iii) the failure to file certain Quarterly Reports on Form 10-Q by the applicable deadlines established by the SEC, (iv) the failure to deliver certain financial statements by the applicable deadlines set forth in the Term Loan Agreement or otherwise or (v) the failure to deliver notice to the Term Lenders of any of the foregoing.

The Term Loan Consent requires the Company to provide to the Term Lenders (a) the Restated Financial Statements and the Q1 Financials by November 13, 2015, and (b) the Q2 Financials and the Q3 Financials, in each case by the later of the applicable deadline specified in the Term Loan Agreement (without giving effect to the Term Loan Consent) and 30 days following the delivery of the prior quarter’s financial statements. The consents provided by the Term Lenders pursuant to the Term Loan Consent shall cease to be effective and an immediate event of default shall be deemed to have occurred if the Company fails to meet any of foregoing deadlines.

The Company has agreed to pay certain fees to the Term Lenders party to the Term Loan Consent, including by way of a potential 90-day increase in the applicable interest rate.

The Term Loan Consent also provides the Company with additional flexibility to incur certain additional indebtedness in the future.

The foregoing summary description of the Term Loan Consent is qualified in its entirety by reference to the full text of the Term Loan Consent, which is attached as Exhibit 10.2 and incorporated by reference herein.

This filing includes statements that may constitute "forward-looking statements", including the timing of filings of restated financials and periodic SEC filings, the Company’s ability to comply with the ABL Consent and the Term Loan Consent and the Company’s ongoing compliance with terms of its debt instruments and expenses associated with such efforts. Akorn cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Factors that could cause or contribute to such differences include, but are not limited to: statements relating to future steps we may take, prospective products, prospective acquisitions, future performance or results of current and anticipated products and acquired assets, sales efforts, expenses, the outcome of contingencies such as legal proceedings and investigations, financial results and the timing and nature of the final resolution of the accounting issues discussed in this filing. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be made by the Company or by persons acting on its behalf and in conjunction with its periodic SEC filings. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. In particular, you should read the discussion in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" in our most recent Annual Report on Form 10-K, as it may be updated in subsequent reports filed with the SEC. That discussion covers certain risks, uncertainties and possibly inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. Other factors besides those listed there could also adversely affect our results

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this report:

Exhibit	Description
10.1	ABL Consent Memorandum, dated as of May 19, 2015, among Akorn, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Term Loan Consent Memorandum, dated as of May 19, 2015, among Akorn, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

By: /s/ TIMOTHY A. DICK

Timothy A. Dick

Chief Financial Officer

Date: May 20, 2015

Exhibit Index

Exhibit No.	Description of Exhibit.

10.1	ABL Consent Memorandum, dated as of May 19, 2015, among Akorn, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Term Loan Consent Memorandum, dated as of May 19, 2015, among Akorn, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent.